Net Debt - Summary of Movement in Net Debt (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Movement in net debt
Net increase/(decrease) in cash and cash equivalents, net of overdrafts	$ (269)	$ 339	$ (393)
Add back financing cash flows in respect of other components of net debt:
Principal element of lease payments	46	28
Issue of long-term bonds	(834)	(657)
Repayment of long-term bonds	547	0	209
Settlement of currency swaps	45	0
Total financing cash flows in respect of other components of net debt	(196)	(629)
Increase in net debt arising from cash flows	(465)	(290)
Other movements:
Lease liabilities	(36)	(25)
Increase in accrued interest	(6)	(2)
Exchange and other adjustments	(3)	(104)
Total other movements	(45)	(131)
(Increase)/decrease in net debt	(510)	(421)
Net debt at beginning of the year	(2,272)	(1,851)
Net debt at end of the year	$ (2,782)	$ (2,272)	$ (1,851)